Claseprubart (DNTH103) Top-line Ph. 2 MaGic Results in Generalized Myasthenia Gravis September 8, 2025 Exhibit 99.2

Forward-looking statements Certain statements in this presentation (“Presentation”), other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning Dianthus Therapeutics, Inc. (the “Company”). These forward-looking statements include statements regarding the Company’s future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to claseprubart, and any developments or results in connection therewith, including the target product profile and administration of claseprubart; the anticipated timing of the results from those studies and trials; expectations regarding the clinical trial design for the Phase 3 trial for claseprubart; expectations regarding the use of proceeds and the time period over which the Company’s capital resources will be sufficient to fund its anticipated operations; and expectations regarding market size, patient population size and potential opportunities for complement therapies, in particular with respect to claseprubart. Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of claseprubart and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of claseprubart or the Company's compounds may take longer and/or cost more than planned, that the Company may be unable to successfully complete the clinical development of the Company’s compounds, that the Company may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2024, and other filings that the Company has made and may make with the SEC in the future.   Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Introduction Marino Garcia, Chief Executive Officer MaGic Phase 2 Top-line Results Simrat Randhawa, MD, Chief Medical Officer Claseprubart Summary Remarks Marino Garcia, Chief Executive Officer Analyst Q&A Marino Garcia, Chief Executive Officer Simrat Randhawa, MD, Chief Medical Officer John King, Chief Commercial Officer Ryan Savitz, Chief Financial Officer & Chief Business Officer Agenda

Introduction Marino Garcia, CEO

Claseprubart targets best-in-class properties to effectively treat multiple classical pathway driven diseases claseprubart


Molly

Potent classical pathway inhibition	Convenient S.C. self-administration	Infrequent Q2W dosing	Differentiated safety profile	Pipeline-in-a-product potential	Robust IP protection
Picomolar binding affinity and >IC90 on CH50 at target dose	Targeting aC1s supports low-volume, 300mg / 2mL autoinjector	Extended ~60-day half-life from Ph. 1 through validated YTE technology	Aims to lower risk of infection and avoid FDA boxed warning/REMS	Building a leading neuromuscular franchise in gMG, CIDP and MMN	Composition of matter and method of use patents expected to expire no earlier than 2043

Claseprubart has the potential to be a first-line biologic across multiple disease states with its unique combination of differentiated potency, safety and convenience

Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies.
Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office.

5

The multibillion-dollar US gMG market has significant potential to expand as <20% of AChR+ patients[1] currently treated with biologics

Significant opportunity for a highly differentiated, more patient-friendly biologic to expand use of biologics in gMG



~100,000
gMG AChR+ Patients
C5s
>4,000 pts
Est. >$2B
I.V. or Daily PFS only
FcRns
>7,000 pts
Est. >$1.5B
I.V. & High Volume S.C.
claseprubart's target profile
Opportunity to Reach More Patients
Rapid [<10s] Q2W S.C. Autoinjector

US gMG Market Opportunity

- Current biologics market accounts for >$3.5B[2]
- Yet >80% of AChR+ patients remain untreated with a biologic[1]
- Majority of C5 and FcRn sales are via inconvenient I.V. or high-volume S.C. administration
- Opportunity to expand the market with a patient friendly and easier to use option

Note: Positioning of claseprubart's target profile is illustrative. (1) Komodo claims data accessed 2013-2025, adjusted to account for 70% capture of real-world patient counts; AChR+ 85% of gMG; (2) 2024 US financial reports on gMG drugs. Soliris/Ultomiris adjusted for relative size of MG based on claims. Vyvgart adusted for estimated CIDP sales.

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Claseprubart TPP aims to address unmet needs in gMG by combining key elements of three best-in-class labels

C5 EFFICACY (ULTOMIRIS/SOLIRIS/ZILBRYSQ)	C1s SAFETY (ENJAYMO)	CONVENIENCE (DUPIXENT)
Comparable *efficacy* to C5 complement inhibitors with continuous, effective symptom control	Comparable *safety* to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact	Comparable *convenience* to DUPIXENT with one-click, self-administered autoinjector
Targeting 1.6-2.1-point improvement vs. placebo on MG-ADL	Targeting no Boxed Warning & REMS	Targeting Q2W 300mg/2mL 5-10s S.C. via the SHL Molly autoinjector

Achieving this profile would position claseprubart as a potential first-line, best-in-class biologic treatment

Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies.
Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office.

7

MaGic top-line results support a potentially best-in-class treatment for gMG

Efficacy Endpoints

Strong results support claseprubart potential as a best-in-class complement inhibitor

- Rapid, sustained, statistically significant symptom improvements as measured by MG-ADL, QMG, MSE, MGC, MG-QoL-15r

Safety Endpoints

Generally well tolerated, with a potentially differentiated safety profile

- No encapsulated bacterial infections
- No symptoms indicative of autoimmune activation
- Supports no Boxed Warning or REMS

Optimal Dose

Comparable efficacy & safety across both 300mg and 600mg doses

- Target dose of 300mg/2mL Q2W will be in Ph3 study
- Supports convenient, infrequent, self-administration with same autoinjector as Dupixent

MaGic Ph. 2 results support a profile with the potential to displace C5 complement inhibitors and compete effectively with FcRns as first-line biologic treatment in growing MG market

Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office.
C5 Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations.

8

MaGic Phase 2 Top-line Results Simrat Randhawa, MD, CMO

MaGic is a global Ph. 2 trial in AChR+ gMG patients

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose

Highlights

- **Design:** ~60 male and female subjects randomized to receive either claseprubart or placebo for 13 weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG
- **Dosing:** 15 or 20mg/kg I.V. Loading Dose followed by 300mg or 600mg S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary / Exploratory:** Efficacy (MG-ADL, QMG MSE, MGC, MG-QoL-15r)


13-week RCT
Screen:
Day -70 to -1
Randomization
Loading Dose
Claseprubart 300mg S.C. Q2W (N=21)
Claseprubart 600mg S.C. Q2W (N=22)
Placebo (N=22)
Open-Label
Extension: 52 Weeks

MAGIC

Trial enrollment exceeded target, with 65 participants enrolled

MaGic Trial: https://clinicaltrials.gov/study/NCT06282159

10

Participant baseline characteristics were generally well balanced across arms

AChR+ gMG participants	Placebo (N=22)	Claseprubart 300mg Q2W (N=21)	Claseprubart 600mg Q2W (N=22)
Age, mean (SD), years	52.2 (16.5)	57.1 (13.7)	55.3 (12.0)
Male, n (%)	13 (59%)	14 (67%)	10 (45%)
Weight, mean (SD), pounds	195.0 (48.0)	192.5 (35.5)	179.0 (35.4)
Duration of disease, median (range), years	7.7 (0.4 – 21.2)	3.0 (0.5 – 22.1)	7.6 (1.0 – 37.3)
MG-ADL score at baseline, mean (SD)	8.5 (2.9)	8.2 (2.2)	8.4 (2.6)
QMG score at baseline, mean (SD)	14.2 (5.8)	12.2 (2.7)	12.2 (3.6)
MG Composite score at baseline, mean (SD)	15.0 (7.8)	16.3 (4.5)	16.0 (5.3)
MG-QoL-15r score at baseline, mean (SD)	14.3 (7.0)	15.4 (6.6)	14.9 (5.9)
MGFA class at screening, n (%)			
II	7 (32%)	11 (52%)	12 (55%)
III	12 (55%)	10 (48%)	9 (41%)
IVa	3 (14%)	0 (0%)	1 (5%)
Prior thymectomy, n (%)	8 (36%)	6 (29%)	7 (32%)
Baseline corticosteroid use, n (%)	19 (86%)	17 (81%)	20 (91%)
Number of ISTs at baseline, n (%)			
1	11 (50%)	10 (48%)	12 (55%)
>1	11 (50%)	11 (52%)	10 (45%)
FcRn use in prior 24 months, n (%)	0 (0%)	1 (5%)	0 (0%)
Prior complement use, n (%)	0 (0%)	0 (0%)	0 (0%)

gMG, generalized Myasthenia Gravis; SD, standard deviation; N (n), number; MG-ADL, Myasthenia Gravis Activities of Daily Living scale; QMG, Quantitative Myasthenia Gravis score; MGFA, Myasthenia Gravis Foundation of America clinical classification; IST, immunosuppressive therapy; MGC, Myasthenia Gravis Composite; MG-QOL-15r, Myasthenia Gravis quality of life 15 revised.

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Statistically significant improvement in MG-ADL score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in MG-ADL across both treatment arms Mean Change in MG-ADL Score from Baseline at Week 13 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. P=0.0113* P=0.0006* -1.8 -2.6 P-value 300mg 600mg One-sided P=0.0113* P=0.0006* Two-sided P=0.0227** P=0.0013**

Statistically significant improvement in QMG score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in QMG across both treatment arms The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. Mean Change in QMG Score from Baseline at Week 13 P=0.0144* P=0.0111* -2.4 -2.5 P-value 300mg 600mg One-sided P=0.0144* P=0.0111* Two-sided P=0.0288** P=0.0222**

-1.8 -2.6 P=0.0113* P=0.0006* Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in MG-ADL score MG-ADL improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Statistically significant improvements observed as early as Week 1 in both arms* -2.8 -4.6 -5.4 Difference between treatment arms was not statistically significant

Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in QMG score QMG improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. -2.4 -2.5 P=0.0144* P=0.0111* -2.0 -4.4 -4.5 Statistically significant improvements observed as early as Week 1 in both arms* Difference between treatment arms was not statistically significant

>60% of participants on claseprubart 300mg achieved ≥5 point improvement in MG-ADL Participants across both treatment arms achieved robust improvements in MG-ADL at Week 13 Improvement in MG-ADL Total Score Claseprubart 300mg Q2W Placebo Claseprubart 600mg Q2W Placebo

>60% of participants on claseprubart 300mg achieved ≥5 point improvement in QMG Participants across both treatment arms achieved robust improvements in QMG at Week 13 Improvement in QMG Total Score Claseprubart 300mg Placebo Claseprubart 600mg Placebo

37% of 300mg claseprubart-treated participants achieved Minimal Symptom Expression on MG-ADL at Week 13 MSE supports potential best-in-class profile Minimal Symptom Expression (MSE) % of Participants Achieving MG-ADL Score of 0 or 1 at Week 13 P=0.0550* P=0.1031 The proportion of participants who achieve MSE was analyzed using a logistic regression with terms for treatment group, stratification factors, and baseline MG-ADL included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant.

Statistically significant improvement in MGC for both claseprubart arms vs. placebo at Week 13 Mean Change in MGC Score from Baseline at Week 13 Mean Change in MGC Summed Muscle Score from Baseline at Week 13 (post-hoc analysis) The change from baseline in MGC and MGC Summed Muscle Score were separately analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0008* -5.5 -5.6 P=0.0008* P=0.0112* -2.0 -2.3 P=0.0048*

Statistically significant improvement in MG-QoL-15r score for 300mg vs. placebo at Week 13 The change from baseline in MG-QoL 15r was analyzed using a general linear model with treatment group, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0414* P=0.1122 -2.2 -1.5 Mean Change in MG-QoL-15r Score from Baseline at Week 13

Across key efficacy measures, claseprubart demonstrated robust and clinically meaningful responses Placebo Claseprubart 300mg Q2W Claseprubart 600mg Q2W Absolute Placebo-adjusted Absolute Placebo-adjusted MG-ADL mean change from baseline at Week 13 -2.8 -4.6 -1.8 (P=0.0113)* -5.4 -2.6 (P=0.0006)* QMG mean change from baseline at Week 13 -2.0 -4.4 -2.4 (P=0.0144)* -4.5 -2.5 (P=0.0111)* MSE at Week 13 14% 37% 23% (P=0.0550)* 27% 13% (P=0.1031) MGC mean change from baseline at Week 13 -3.1 -8.7 -5.6 (P=0.0008)* -8.6 -5.5 (P=0.0008)* MG-QoL-15r mean change from baseline at Week 13 -3.9 -6.1 -2.2 (P=0.0414)* -5.4 -1.5 (P=0.1122) *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Claseprubart 300mg Q2W treatment arm achieved statistical significance vs. placebo across all five key efficacy measures

Claseprubart was generally well tolerated, with a favorable, potentially differentiated safety profile in Phase 2

	Placebo (N=22)	Claseprubart 300mg Q2W (n=21)	Claseprubart 600mg Q2W (n=22)
Clinical adverse events (AEs)[1]	11 (50.0%)	13 (61.9%)	15 (68.2%)
Related serious AEs	1 (4.5%)	0 (0%)	0 (0%)
RCT discontinuation due to related AE	0 (0%)	0 (0%)	0 (0%)
Infections	10 (45.5%)	5 (23.8%)	6 (27.3%)
Related serious infections	1 (4.5%)	0 (0%)	0 (0%)
Injection site reactions[2]	0 (0%)	2 (9.5%)	2 (9.1%)
Newly positive for anti-nuclear antibodies (ANA)[3]	0 (0%)	1 (5.9%)	8 (36.4%)
Rashes	0 (0%)	0 (0%)	0 (0%)
Arthralgia	1 (4.5%)	1 (4.8%)	0 (0%)

Comparable clinical safety profile to placebo with remarkably benign administration, no infection signal and no symptoms indicative of autoimmune activation

(1) Excludes events in the investigations System Organ Class (MedDRA).
(2) All injection site reactions were mild to moderate.
(3) Represents participants who were ANA negative at baseline and tested positive at ≥1:320 at any point during RCT (percentages calculated from n=17 for 300mg arm and n=22 for 600mg arm). An ANA titer of ≥1:320 was an exclusion criterion for the clinical trial protocol. At end of RCT (Week 13), 2 of the 8 patients in 600mg arm tested negative for ANA, 2 of the 8 patients in 600mg arm remained positive but at <1:320.

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Potential Ph. 3 trial design pending regulatory feedback Potential to further enhance best-in-class convenience with Q4W dosing Screening Period Open-Label Extension Claseprubart 300mg S.C. Q2W Claseprubart 300mg S.C. Q4W Placebo S.C. Treatment Period TBD Loading Dose Randomization Considering adding a second claseprubart arm testing 300mg Q4W based on early PK/PD data from Phase 2 OLE, to be discussed with regulatory authorities

Claseprubart Summary Remarks Marino Garcia, CEO

Claseprubart demonstrated statistically significant and clinically meaningful improvements in MG-ADL


Claseprubart S.C.
Ph II MAGIC
Week 13
n = 65
BL = 8.4
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
BL = 9.1
Soliris IV
Ph III REGAIN
Week 26
n = 62
BL = 10.5
Zilbrysq QD PFS
Ph III RAISE
Week 12
n = 86
BL = 10.3
Mean Change from Baseline in MG-ADL Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg Q2W
600mg Q2W
-2.8
-4.6
-5.4
Δ1.8
Δ2.6
PBO
Ravulizumab
-1.4
-3.1
Δ1.6
PBO
Eculizumab
-2.3
-4.2
Δ1.9
PBO
Zilucoplan
-2.3
-4.4
Δ2.1

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: SOLIRIS (Ph3 REGAIN; 1200mg Q2W regimen; worst-rank ANCOVA). ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data). ZILBRYSQ (Ph3 RAISE; 0.3mg/kg QD regimen, MMRM ANCOVA with no data censorship).

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Additional secondary efficacy measures support claseprubart potential as best-in-class complement inhibitor



QMG Score
Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43 | BL = 13.2
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78 | BL = 14.8
Mean Change from Baseline in QMG Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg Q2W
-2.0
-4.4
Δ2.4
PBO
Ravulizumab
-0.8
-2.8
Δ2.0



Minimal Symptom Expression (MSE)
Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
% of Participants Achieving MG-ADL Score of 0 or 1
0%
10%
20%
30%
40%
50%
PBO
300mg Q2W
14%
37%
PBO
Ravulizumab
14%
22%

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data).

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Claseprubart has opportunity to compete as a first-line biologic in large and growing U.S. neuromuscular market >100K patients >140K patients >150K patients AChR+ gMG patients Positive Ph. 2 data reported Sept. ’25 >40K CIDP patients Ph. 3 interim responder expected in 2H’26 Ph. 2 top-line data expected in 2H’26 Large potential for US market growth as only <20% of AChR+ patients treated with biologics >10K MMN patients Potential for aC1s to prove equal or superior in efficacy to current SOC IVIG POC supporting classical pathway inhibition and limited competition gMG is just the first step in building a leading neuromuscular franchise with claseprubart Figures represent U.S. estimated patients only. gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# CIDP: IQVIA claims data, Riliprubart Phase 2 at EAN 2024; MMN: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/

Multiple internal and external near-term catalysts driven by clinical data readouts in CIDP and MMN

gMG

DIANTHUS THERAPEUTICS — *Phase 3*

2026: Claseprubart registrational Ph. 3 study initiation

CIDP

DIANTHUS THERAPEUTICS — CAPTIVATE

2H'26: Claseprubart interim responder analysis from CAPTIVATE expected sanofi — Mobilize Clinical Trial

2H'26: Riliprubart Ph. 3 CIDP data from MOBILIZE (SOC-refractory)(4)

sanofi — Mobilize Clinical Trial

2H'26: Riliprubart Ph. 3 CIDP data from VITALIZE (H2H vs IVIG)(4)

MMN

DIANTHUS THERAPEUTICS — MOMENTUM

2H'26: Claseprubart top-line Ph. 2 data from MOMENTUM expected argenx — Empassion Multifocal Motor Neuropathy

2H'26: Empasiprubart Ph. 3 MMN data from EMPASSION(3)

Strong balance sheet with ~$309M(1) of cash & runway into the second half of 2027

~35.8M shares outstanding(2)

(1) Includes unaudited cash, cash equivalents and investments as of 06/30/25
(2) Shares outstanding on a pro forma basis, which assumes the exercise of all outstanding pre-funded warrants
(3) Based on publicly available information: https://argenx.com/content/dam/argenx-corp/media-documents/Earnings_press_release_HY.pdf.coredownload.inline.pdf
(4) Based on publicly available information: https://www.sanofi.com/assets/dotcom/content-app/events/quaterly-results/2025/2025-q2-2025-results/2025_07_31_Sanofi_Q2_2025_Results.pdf

Claseprubart
Complement Peer

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Pursuing the *power of consistent control*…with one-click!

claseprubart



Molly

CONFIDENCE

Aim for Potent, Rapid, Consistent Efficacy

Potential for Best-in-Class Profile

Broad Potential in Neuromuscular Diseases

CLASSICAL

Upstream Inhibition of Classical Pathway Only

Potential to Preserve Immune Function

Targeting No Boxed Warning or REMS

CONVENIENCE

<10-Second Autoinjector

One-Click Every 2 or 4 Weeks

Self-Administered At Home *or* On-the-Go

Targeting a best-in-class, first-line biologic treatment for neuromuscular diseases

Autoinjector image for illustration purposes only. Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide.

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Q&A Top-line Ph. 2 MaGic Results in Generalized Myasthenia Gravis September 8, 2025

Appendix

Rationale for adding 300mg Q4W in addition to 300mg Q2W in future Ph. 3 study

Mean Change in MG-ADL Score from RCT Baseline to OLE Week 4



Placebo
OLE Treated
Mean Change from Baseline in MG-ADL Score
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
8.5
-2.8
5.7
-2.2
3.5
RCT Period
OLE Period
BL N=22
1 N=22
3 N=22
5 N=22
7 N=22
9 N=22
11 N=22
13 N=22
2 N=21
4 N=18
Week
Represents 600mg S.C. dose

OLE Data Support 300mg Q4W Dosing in Future Ph. 3 Study

- Placebo patients switching over to OLE receive 600mg Q2W with no loading dose
- PK of ~65 µg/mL after two 600mg Q2W doses is substantially lower than estimated 300mg Q2W steady state PK of 100-120 µg/mL

RCT period data uses the mixed effect model for repeated measures (MMRM) for MG-ADL, with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included.

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